Exhibit 99.1
February 1, 2018
Fourth quarter revenue up 14 percent
BBVA Compass reports fourth quarter results

•	Quarterly net income totals $52 million; includes $121 million non-cash charge related to the revaluation of net deferred tax assets

◦	Adjusted net income[1] totals $173 million, up 94 percent from a year ago and up 57 percent for the full-year of 2017

◦	Adjusted ROA[1] and adjusted ROTE[1] for the quarter were 0.79 percent and 8.48 percent, respectively

•	Total revenue increases 14 percent from prior year levels as both net interest income and noninterest income post double-digit gains

◦	Quarterly net interest income increases 14 percent while the net interest margin (FTE) rises 44 basis points from prior year quarter

•	Noninterest expense growth well contained in 2017 at 3 percent

•	Positive operating leverage results in record quarterly operating income[1] of $285 million, up 20 percent from prior year quarter and 21 percent for the full year

•	Strong momentum in second half of 2017 leads to growth in loans and deposits

◦	Total loans of $61.7 billion up 2 percent from prior year and up 9 percent (annualized) on a linked quarter basis

◦	Newly funded customer loans of $18.4 billion in 2017, up 27 percent from year ago levels

◦	Total deposits of $69.3 billion rise 3 percent from a year ago and 12 percent (annualized) on a linked quarter basis

•	Key credit quality indicators show continued improvement throughout the year

◦	Nonperforming loan ratio at 1.16 percent, down 47 basis points from year-end 2016 levels and 2 basis points from 3Q17

◦	Energy portfolio nonaccrual loans drop 61 percent from year ago levels and 17 percent from 3Q17; portfolio now represents 4.5 percent of total loans

◦	Allowance to loan ratio at 1.37 percent and nonperforming loan coverage ratio rises to 117 percent compared to 85 percent at the end of 2016

BBVA Compass Bancshares, Inc., a Sunbelt-based bank holding company (BBVA Compass), reported today net income of $52 million for the fourth quarter of 2017, a 42 percent decrease from the $89 million earned during the fourth quarter of 2016. Included in fourth quarter 2017 results is income tax expense of approximately $121 million related to the revaluation of net deferred tax assets at the lower statutory tax rate mandated by the Tax Cuts and Jobs Act (non-cash charge). Excluding the impact of this item, adjusted net income for the quarter was $173 million, a 33 percent increase from third quarter 2017 and a 94 percent increase from the fourth quarter 2016.
Net income for full-year 2017 totaled $461 million, an increase of 24 percent from the $372 million earned during the full-year of 2016. Excluding the impact of the non-cash charge, adjusted net income for the full-year 2017 was $582 million, up 57 percent. The following table summarizes the impact of new tax legislation on fourth quarter and full-year 2017 results.

Impact of Tax Cuts and Jobs Act
Dollars in thousands (unaudited)
				Full Year
	4Q17	4Q16	% Change	2017	2016	% Change
Net Income:
As reported	$52,072	$89,403	(42)%	$460,786	$371,523	24%
Adjusted[1]	173,315	89,403	94	582,029	371,523	57

ROA:
As reported	0.24%	0.40%		0.53%	0.41%
Adjusted[1]	0.79	0.40		0.67	0.41

ROTE:[1]
As reported	2.55%	4.51%		5.77%	4.82%
Adjusted	8.48	4.51		7.28	4.82
“The positive momentum we have built in our organization allowed us to report solid results for the year, and we finished the year on a strong note by delivering record operating income in the fourth quarter,” said Onur Genç, president and CEO of BBVA Compass. “While the change in tax law required a revaluation of our net deferred tax assets, underlying trends in all of our businesses were very positive in the quarter. Revenue growth was robust and well-balanced as both net interest income and noninterest income posted double-digit gains over the year ago quarter. At the same time, balance sheet growth accelerated during the quarter both in terms of loans and deposits, while credit quality metrics improved throughout the year. As we enter 2018, our plan is to continue building on this momentum while also increasing our digital transformation efforts designed to increase our digital sales capabilities and improve the customer experience.”
Total revenue for the quarter was $901 million, an increase of 14 percent from fourth quarter 2016 levels. For the full-year 2017, total revenue was $3.4 billion, an increase of 9 percent from $3.1 billion in 2016. Net interest income totaled $604 million, up 14 percent from the fourth quarter of 2016 and 10 percent (annualized) on a linked quarter basis. The percent net interest margin in the fourth quarter was 3.22 percent, up 44 basis points from the fourth quarter of 2016 and 9 basis points from the third quarter of 2017. On a year-to-date basis, the percent net interest margin was 3.10 percent, an increase of 46 basis points compared to the same timeframe a year ago.
Noninterest income for the quarter totaled $297 million, an increase of 14 percent compared to the $261 million recorded in the fourth quarter of 2016. Positive performances were broad-based led by increases in corporate and correspondent investment sales, investment banking and advisory fees, retail investment sales and other income, which includes a sundry of miscellaneous items. While noninterest expense growth in the quarter was 11 percent, overall expense growth for the year was well-contained at 3 percent. As a result of this positive operating leverage, total operating income1 was a record $285 million in the quarter, an increase of 20 percent compared to the fourth quarter of 2016. For the full-year 2017, operating income1 totaled $1.1 billion, an increase of 21 percent compared to the full-year of 2016.
“While overall balance sheet growth was muted during the first half of the year, loan growth accelerated during the second half of the year, particularly during the fourth quarter,” Genç noted. “During the year, we funded a record $18.4 billion of customer loans, an increase of 27 percent compared to the prior year, including $5.9 billion in the fourth quarter. Particularly noteworthy during the year was our 6th place ranking nationally in terms of the number of SBA 7(a) loans originated. While our commercial loan pipeline remains strong, continuing to build out our capabilities, particularly with respect to our consumer offerings in the digital space, remains a priority and we have been encouraged by the recent success of our Express Personal Loan product.”
Total loans at the end of the fourth quarter of 2017 were $61.7 billion, a 9 percent (annualized) increase on a linked quarter basis and a 2 percent increase from the end of the fourth quarter of 2016. Total deposits at the end of the fourth quarter of 2017 were $69.3 billion, a 12 percent (annualized) increase on a linked quarter basis and a 3 percent increase at the end of the fourth quarter of 2016. Total noninterest bearing deposits increased 6 percent compared to a year ago and 10 percent on a linked quarter basis. Interest bearing deposits increased 1 percent compared to a year ago and 13 percent (annualized) on a linked quarter basis led by a 14 percent (annualized) increase in interest bearing transaction accounts.
“Maintaining strong credit quality standards is a top priority and during the year many of our key metrics showed improvement, a trend that continued in the fourth quarter,” Genç noted. Nonperforming loans totaled $718 million at the end of the quarter, a decrease of $265 million since the end of the fourth quarter of 2016. Nonperforming loans in the primarily reserved-based energy portfolio declined $31 million during the quarter, bringing the year-over-year decrease to $236 million. Nonperforming loans as a percentage of total loans were 1.16 percent, down from 1.63 percent at year-end 2016. Net charge-offs as a percentage of average loans totaled 42 basis points in the quarter and 47 basis points for the full-year of 2017. The allowance for loan losses as a percentage of total loans ended the year at 1.37 percent while the coverage ratio of nonperforming loans rose to 117 percent compared to 85 percent at the end of 2016.
Total shareholder’s equity at the end of the fourth quarter totaled $13.0 billion, a 2 percent increase from $12.8 billion at the end of the fourth quarter of 2016. The CET1 ratio rose to 11.80 percent2 at the end of the fourth quarter of 2017, up 31 basis points from the end of the fourth quarter of 2016. All of BBVA Compass’ regulatory capital ratios significantly exceed the requirements under “well-capitalized” guidelines.
1 Adjusted net income, adjusted return on average assets and adjusted return on average tangible equity exclude the impact of the revaluation of net deferred tax assets mandated by the Tax Cuts and Jobs Act. These measures, along with operating income and average tangible equity are non-GAAP financial measures we believe aid in understanding certain areas of our performance. The calculation of these measures is included on the page titled Non-GAAP Reconciliation.
2 Regulatory ratios at December 31, 2017, are estimated.

Contact details:
Christina Anderson	Ed Bilek
External Communications	Investor Relations
Tel. 205.524.5214	Tel. 205.297.3331
christina.anderson@bbva.com	ed.bilek@bbva.com

About BBVA Compass
BBVA Compass is a Sunbelt-based financial institution that operates 649 branches, including 336 in Texas, 89 in Alabama, 63 in Arizona, 61 in California, 45 in Florida, 37 in Colorado and 18 in New Mexico. BBVA Compass ranks among the top 25 largest U.S. commercial banks based on deposit market share and ranks among the largest banks in Alabama (2nd), Texas (4th) and Arizona (6th). BBVA Compass has been recognized as one of the leading small business lenders by the Small Business Administration (SBA) and ranked 6th nationally in the total number of SBA loans originated in fiscal year 2017. Additional information about BBVA Compass can be found under the Investor Relations tab at bbvacompass.com, by following @BBVACompassNews on Twitter or visiting newsroom.bbvacompass.com.

About BBVA Group
BBVA (NYSE: BBVA) is a customer-centric global financial services group founded in 1857. The Group has a strong leadership position in the Spanish market, is the largest financial institution in Mexico, it has leading franchises in South America and the Sunbelt Region of the United States; and it is also the leading shareholder in Garanti, Turkey’s biggest bank for market capitalization. Its diversified business is focused on high-growth markets and it relies on technology as a key sustainable competitive advantage. Corporate responsibility is at the core of its business model. BBVA fosters financial education and inclusion, and supports scientific research and culture. It operates with the highest integrity, a long-term vision and applies the best practices. More information about BBVA Group can be found at bbva.com.

Forward-Looking Statements
Certain statements in this press release may contain forward-looking statements about BBVA Compass Bancshares, Inc. (the “Company”) and its industry that involve substantial risks and uncertainties. The use of “we,” “our” and similar terms refer to the Company. Statements other than statements of current or historical fact, including statements regarding our future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, and the impact of any laws or regulations applicable to the Company, constitute forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should,” and other similar expressions are intended to identify these forward-looking statements. These forward-looking statements reflect the Company’s views regarding future events and financial performance. Such statements are subject to risks, uncertainties, assumptions and other important factors, many of which may be beyond the Company’s control, that could cause actual results to differ materially from anticipated results. If the Company’s assumptions and estimates are incorrect, or if the Company becomes subject to significant limitations as the result of litigation or regulatory action, then the Company’s actual results could vary materially from those expressed or implied in these forward-looking statements. The forward-looking statements are and will be based on the Company’s then current views and assumptions regarding future events and speak only as of their dates made. The Company assumes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by securities law or regulation. For further information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 1, 2017, as updated by our subsequent SEC filings.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended December 31,		%	Years Ended December 31,		%
	2017	2016	Change	2017	2016	Change
EARNINGS SUMMARY
Net interest income	$603,545	$531,752	14	$2,330,167	$2,067,681	13
Noninterest income [a]	297,169	261,053	14	1,042,942	1,026,232	2
Total revenue [a]	900,714	792,805	14	3,373,109	3,093,913	9
Investment securities gain (loss), net	—	—	—	3,033	30,037	(90)
Loss on prepayment of FHLB advances	—	(295)	(100)	—	(295)	(100)
Provision for loan losses	58,835	37,564	57	287,693	302,589	(5)
Goodwill impairment	—	59,901	(100)	—	59,901	(100)
Noninterest expense	615,828	554,169	11	2,311,587	2,243,621	3
Pretax income	226,051	140,876	60	776,862	517,544	50
Income tax expense	173,979	51,473	238	316,076	146,021	116
Net income	$52,072	$89,403	(42)	$460,786	$371,523	24
Adjusted net income [b]	$173,315	$89,403	94	$582,029	$371,523	57

SELECTED RATIOS
Return on average assets	0.24%	0.40%		0.53%	0.41%
Return on average assets- adjusted [b]	0.79	0.40		0.67	0.41
Return on average tangible equity [b]	2.55	4.51		5.77	4.82
Return on average tangible equity- adjusted [b]	8.48	4.51		7.28	4.82
Average common equity to average assets	14.82	14.39		14.63	13.82
Average loans to average total deposits	89.96	89.24		90.68	90.58
Common equity tier 1 capital (CET1) [c]	11.80	11.49		11.80	11.49
Tier I capital ratio [c]	12.15	11.85		12.15	11.85
Total capital ratio [c]	14.36	14.31		14.36	14.31
Leverage ratio [c]	9.98	9.46		9.98	9.46
[a] Excludes net gain on sales of investment securities and gain on prepayment of FHLB advances.
[b] Non-GAAP measure that we believe aids in understanding certain areas of our performance. The calculation of this measure is included on the page titled Non-GAAP Reconciliation.
[c] Current period regulatory capital ratios are estimated.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Average for Three Months			Average for Year			Ending Balance
	Ended December 31,		%	Ended December 31,		%	December 31,		%
	2017	2016	Change	2017	2016	Change	2017	2016	Change
BALANCE SHEET HIGHLIGHTS
Total loans	$61,170,130	$60,428,830	1	$60,419,711	$61,505,935	(2)	$61,690,878	$60,223,112	2
Total investment securities	13,555,910	12,800,050	6	13,231,647	12,607,031	5	13,729,880	12,868,272	7
Earning assets	77,204,217	78,691,897	(2)	77,745,063	81,335,489	(4)	78,359,040	77,989,196	—
Total assets	86,990,170	88,639,855	(2)	87,358,298	91,064,360	(4)	87,320,579	87,079,953	—
Noninterest bearing demand deposits	21,389,000	20,926,593	2	21,039,822	20,556,608	2	21,630,694	20,332,792	6
Interest bearing transaction accounts	33,059,701	32,835,469	1	32,783,151	32,789,385	—	33,743,887	33,518,871	1
Total transaction accounts	54,448,701	53,762,062	1	53,822,973	53,345,993	1	46,991,974	53,851,663	(13)
Total deposits	67,994,615	67,718,213	—	66,627,368	67,904,564	(2)	69,256,313	67,279,533	3
Shareholder's equity	13,150,577	12,982,707	1	13,035,797	12,818,572	2	13,013,310	12,750,707	2

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	2017				2016
	December 31	September 30	June 30	March 31	December 31
NONPERFORMING ASSETS
Nonaccrual loans [a]	$658,865	$666,812	$760,313	$825,988	$921,042
Loans 90 days or more past due [b]	58,378	43,049	59,434	65,617	61,542
TDRs 90 days or more past due	751	963	969	1,185	589
Total nonperforming loans [a]	717,994	710,824	820,716	892,790	983,173
Other real estate owned, net (OREO)	17,278	22,012	22,965	25,113	21,112
Other repossessed assets	13,473	11,443	12,298	9,540	7,587
Total nonperforming assets	$748,745	$744,279	$855,979	$927,443	$1,011,872

TDRs accruing and past due less than 90 days	$127,482	$95,521	$97,088	$128,558	$110,733

Total nonperforming loans as a % of loans	1.16%	1.18%	1.37%	1.49%	1.63%
Total nonperforming assets as a % of total loans, other real estate, and other repossessed assets	1.21	1.23	1.43	1.55	1.68
[a] Includes loans held for sale.
[b] Excludes loans classified as troubled debt restructurings (TDRs).

	Three Months Ended
	2017				2016
	December 31	September 30	June 30	March 31	December 31
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period	$849,119	$816,952	$834,106	$838,293	$862,080
Net charge-offs (NCO)	65,194	71,267	62,439	84,326	61,351
Provision for loan losses	58,835	103,434	45,285	80,139	37,564
Balance at end of period	$842,760	$849,119	$816,952	$834,106	$838,293

Allowance for loan losses as a % of total loans	1.37%	1.41%	1.36%	1.40%	1.40%
Allowance for loan losses as a % of nonperforming loans [c]	117.38	119.46	99.54	93.43	85.26
Allowance for loan losses as a % of nonperforming assets [c]	112.56	114.09	95.44	89.94	82.85

Annualized as a % of average loans:
NCO - QTD	0.42	0.47	0.42	0.57	0.40
NCO - YTD	0.47	0.48	0.49	0.57	0.37
[c] Includes loans held for sale that are on nonaccrual status.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	December 31, 2017			September 30, 2017			December 31, 2016
	Recorded Investment	Total Commitment	Nonaccrual	Recorded Investment	Total Commitment	Nonaccrual	Recorded Investment	Total Commitment	Nonaccrual
ENERGY PORTFOLIO
Exploration and production	$1,409,376	$3,836,638	$147,960	$1,630,303	$4,080,635	$178,449	$1,654,565	$4,182,861	$308,096
Midstream	973,087	3,005,131	—	976,845	3,011,822	—	1,199,844	3,230,513	11,298
Drilling oil and support services	178,338	370,153	2,328	179,636	373,389	2,350	263,770	467,908	66,811
Refineries and terminals	231,141	363,577	160	165,453	266,081	205	128,010	262,618	339
Other	—	—	—	—	—		—	—	—
Total energy portfolio	$2,791,942	$7,575,499	$150,448	$2,952,237	$7,731,927	$181,004	$3,246,189	$8,143,900	$386,544

	December 31, 2017			September 30, 2017			December 31, 2016
	As a % of Energy Loans	As a % of Total Loans		As a % of Energy Loans	As a % of Total Loans		As a % of Energy Loans	As a % of Total Loans
ENERGY PORTFOLIO
Exploration and production	50.5%	2.3%		55.2%	2.7%		51.0%	2.7%
Midstream	34.8	1.6		33.1	1.6		37.0	2.0
Drilling oil and support services	6.4	0.3		6.1	0.3		8.1	0.4
Refineries and terminals	8.3	0.4		5.6	0.3		3.9	0.2
Other	—	—		—	—		—	—
Total energy portfolio	100.0%	4.5%		100.0%	4.9%		100.0%	5.4%

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended December 31,
	2017			2016
	Average Balance	Income/Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/Rate
YIELD/RATE ANALYSIS
(Taxable Equivalent Basis)
Assets
Earning assets:
Loans	$61,170,130	$661,873	4.29%	$60,428,830	$575,195	3.79%
Investment securities available for sale [a]	12,644,190	60,324	1.89	11,648,240	60,930	2.08
Investment securities held to maturity	1,056,906	9,508	3.57	1,219,537	9,650	3.15
Other earning assets [b]	2,478,177	8,415	1.35	5,463,017	20,819	1.52
Total earning assets [a]	77,349,403	740,120	3.80	78,759,624	666,594	3.37
Allowance for loan losses	(853,546)			(866,885)
Unrealized gain (loss) on securities available for sale	(145,186)			(67,727)
Other assets	10,639,499			10,814,843
Total assets	$86,990,170			$88,639,855

Liabilities and Shareholders' Equity
Interest bearing liabilities:
Interest bearing demand deposits	$7,843,974	$7,995	0.40	$7,429,395	$4,772	0.26
Savings and money market accounts	25,215,727	34,463	0.54	25,406,074	23,671	0.37
Certificates and other time deposits	13,545,914	45,558	1.33	13,865,231	45,353	1.30
Foreign office deposits	—	—	—	90,920	50	0.22
Total interest bearing deposits	46,605,615	88,016	0.75	46,791,620	73,846	0.63
FHLB and other borrowings	3,551,958	22,392	2.50	3,281,743	23,825	2.89
Federal funds purchased and securities sold under agreement to repurchase [b]	40,666	464	4.53	101,168	4,640	18.25
Other short-term borrowings	114,140	2,191	7.62	3,381,697	12,963	1.52
Total interest bearing liabilities	50,312,379	113,063	0.89	53,556,228	115,274	0.86
Noninterest bearing deposits	21,389,000			20,926,593
Other noninterest bearing liabilities	2,138,214			1,174,327
Total liabilities	73,839,593			75,657,148
Shareholder's equity	13,150,577			12,982,707
Total liabilities and shareholder's equity	$86,990,170			$88,639,855

Net interest income/ net interest spread		627,057	2.91%		551,320	2.51%
Net yield on earning assets			3.22%			2.78%

Total taxable equivalent adjustment		23,512			19,568

Net interest income		$603,545			$531,752
[a] Excludes adjustment for market valuation.
[b] Yield/rate reflects impact of balance sheet offsetting.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Years Ended December 31,
	2017			2016
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
YIELD/RATE ANALYSIS
(Taxable Equivalent Basis)
Assets
Earning assets:
Loans	$60,419,711	$2,521,613	4.17%	$61,505,935	$2,303,017	3.74%
Investment securities available for sale [a]	12,224,405	224,807	1.84	11,356,093	192,183	1.69
Investment securities held to maturity	1,120,472	39,128	3.49	1,256,687	38,943	3.10
Other earning assets [b]	4,093,705	67,635	1.65	7,222,523	74,755	1.04
Total earning assets [a]	77,858,293	2,853,183	3.66	81,341,238	2,608,898	3.21
Allowance for loan losses	(840,359)			(834,310)
Unrealized gain (loss) on securities available for sale	(113,230)			(5,749)
Other assets	10,453,594			10,563,181
Total assets	$87,358,298			$91,064,360

Liabilities and Shareholders' Equity
Interest bearing liabilities:
Interest bearing demand deposits	$7,858,504	27,206	0.35	$7,042,165	16,639	0.24
Savings and money market accounts	24,924,647	107,106	0.43	25,747,220	99,567	0.39
Certificates and other time deposits	12,804,395	165,005	1.29	14,454,532	188,209	1.30
Foreign office deposits	—	—	—	104,039	210	0.20
Total interest bearing deposits	45,587,546	299,317	0.66	47,347,956	304,625	0.64
FHLB and other borrowings	3,973,465	93,814	2.36	4,226,225	82,744	1.96
Federal funds purchased and securities sold under agreement to repurchase [b]	58,624	16,926	28.87	451,980	21,165	4.68
Other short-term borrowings	1,703,738	26,424	1.55	3,778,752	54,244	1.44
Total interest bearing liabilities	51,323,373	436,481	0.85	55,804,913	462,778	0.83
Noninterest bearing deposits	21,039,822			20,556,608
Other noninterest bearing liabilities	1,959,306			1,884,267
Total liabilities	74,322,501			78,245,788
Shareholder's equity	13,035,797			12,818,572
Total liabilities and shareholder's equity	$87,358,298			$91,064,360

Net interest income/ net interest spread		2,416,702	2.81%		2,146,120	2.38%
Net yield on earning assets			3.10%			2.64%

Total taxable equivalent adjustment		86,535			78,439

Net interest income		$2,330,167			$2,067,681
[a] Excludes adjustment for market valuation.
[b] Yield/rate reflects impact of balance sheet offsetting.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Year Ended			Three Months Ended
	December 31,		%	2017				2016
	2017	2016	Change	December 31	September 30	June 30	March 31	December 31
NONINTEREST INCOME
Service charges on deposit accounts	$222,110	$214,294	4	$56,070	$55,953	$54,919	$55,168	$55,901
Card and merchant processing fees	128,129	123,668	4	33,380	32,297	32,460	29,992	31,161
Retail investment sales	109,214	102,982	6	26,338	26,817	28,588	27,471	23,293
Investment banking and advisory fees	103,701	107,116	(3)	24,957	30,500	19,943	28,301	20,792
Money transfer income	101,509	104,592	(3)	24,101	24,881	27,330	25,197	28,632
Asset management fees	40,465	34,875	16	10,303	10,336	10,055	9,771	8,906
Corporate and correspondent investment sales	38,052	24,689	54	11,803	5,145	12,189	8,915	3,199
Mortgage banking income	14,356	21,496	(33)	4,720	3,450	3,316	2,870	16,086
Bank owned life insurance	17,108	17,243	(1)	4,397	4,322	4,220	4,169	4,202
Other	268,298	275,277	(3)	101,100	61,060	53,305	52,833	68,881
	1,042,942	1,026,232	2	297,169	254,761	246,325	244,687	261,053
Investment securities gains, net	3,033	30,037	(90)	—	3,033	—	—	—
Loss on prepayment of FHLB and other borrowings	—	(295)	NM	—	—	—	—	(295)
Total noninterest income	$1,045,975	$1,055,974	(1)	$297,169	$257,794	$246,325	$244,687	$260,758

NONINTEREST EXPENSE
Salaries, benefits and commissions	$1,131,971	$1,119,676	1	$296,146	$279,384	$288,426	$268,015	$283,609
Professional services	263,490	242,206	9	76,068	64,775	64,840	57,807	63,810
Equipment	247,891	242,273	2	63,200	60,656	62,405	61,630	62,627
Net occupancy	166,693	160,997	4	41,125	42,227	41,240	42,101	40,116
Money transfer expense	65,790	67,474	(2)	15,721	15,938	17,807	16,324	17,426
Marketing	52,220	50,549	3	7,950	14,996	15,729	13,545	13,018
Communications	20,554	21,046	(2)	4,970	5,084	5,281	5,219	5,406
Other	362,978	339,400	7	110,648	90,902	76,757	84,671	68,157
	2,311,587	2,243,621	3	615,828	573,962	572,485	549,312	554,169
Goodwill impairment	—	59,901	(100)	—	—	—	—	59,901
Total noninterest expense	$2,311,587	$2,303,522	—	$615,828	$573,962	$572,485	$549,312	$614,070
NM = Not meaningful

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended December 31,		Years Ended December 31,
	2017	2016	2017	2016
NON-GAAP RECONCILIATION

Computation of Operating Income:
Net interest income (GAAP)	$603,545	$531,752	$2,330,167	$2,067,681
Plus: noninterest income (GAAP)	297,169	260,758	1,045,975	1,055,974
Less: noninterest expense (GAAP)	615,828	614,070	2,311,587	2,303,522
Plus: goodwill impairment (GAAP)	—	59,901	—	59,901
Operating income (non-GAAP)	$284,886	$238,341	$1,064,555	$880,034

Computation of Average Tangible Equity:
Total stockholder's equity (average) (GAAP)	$13,150,577	12,982,707	$13,035,797	12,818,572
Less: Goodwill and other intangibles (average) (GAAP)	5,039,014	5,101,494	5,043,805	5,107,002
Average tangible equity (non-GAAP) [B]	$8,111,563	7,881,213	$7,991,992	7,711,570
Net income (GAAP) [A]	$52,072	89,403	$460,786	371,523
Return on average tangible equity (non-GAAP) ([A]/[B], annualized)	2.55%	4.51%	5.77%	4.82%

Computation of Adjusted Net Income, Return on Average Assets and Return on Average Tangible Equity:
Net income (GAAP)	$52,072	$89,403	$460,786	$371,523
Plus: Revaluation of net deferred tax assets (GAAP)	121,243	—	121,243	—
Adjusted net income (non-GAAP) [C]	$173,315	89,403	582,029	371,523
Average assets (GAAP) [D]	86,990,170	88,639,855	87,358,298	91,064,360
Return on average assets - adjusted (non-GAAP) ([C]/[D], annualized)	0.79%	0.40%	0.67%	0.41%
Return on average tangible equity - adjusted (non-GAAP) ([C]/[B], annualized)	8.48	4.51	7.28	4.82

BBVA COMPASS BANCSHARES, INC SUPPLEMENTAL LOAN PORTFOLIO INFORMATION (Unaudited) (Dollars in thousands)

	At or Quarter Ended December 31, 2017
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$14,804	$3,753	$18,136	$310,059	$28,203	$25,374,994	$25,749,949	$13,320
Real estate – construction	12,293	70	1,560	5,381	101	2,254,134	2,273,539	(115)
Commercial real estate – mortgage	10,473	3,270	927	111,982	4,155	11,593,351	11,724,158	417
Residential real estate – mortgage	69,474	34,440	8,572	173,843	64,898	13,014,520	13,365,747	290
Equity lines of credit	10,956	7,556	2,259	34,021	237	2,598,076	2,653,105	871
Equity loans	4,170	657	995	11,559	30,105	315,778	363,264	87
Credit card	6,710	4,804	11,929	—	—	616,074	639,517	9,048
Consumer – direct	19,766	7,020	6,712	2,425	534	1,653,926	1,690,383	19,551
Consumer – indirect	92,017	26,460	7,288	9,595	—	3,028,746	3,164,106	21,725
Covered loans	—	—	—	—	—	—	—	—
Total loans	$240,663	$88,030	$58,378	$658,865	$128,233	$60,449,599	$61,623,768	$65,194
Loans held for sale	$—	$—	$—	$—	$—	$67,110	$67,110	$—

	At or Quarter Ended September 30, 2017
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$51,581	$6,351	$6,072	$324,071	$1,259	$24,702,608	$25,091,942	$14,695
Real estate – construction	661	94	2,955	1,877	106	2,241,451	2,247,144	(29)
Commercial real estate – mortgage	21,324	1,089	3,686	108,040	4,645	11,203,594	11,342,378	7,707
Residential real estate – mortgage	57,582	32,606	2,558	175,490	59,086	13,071,181	13,398,503	1,717
Equity lines of credit	11,118	4,824	2,179	34,416	237	2,564,538	2,617,312	179
Equity loans	3,470	1,798	840	11,305	30,574	335,389	383,376	(7)
Credit card	6,832	4,777	10,692	—	—	568,674	590,975	10,591
Consumer – direct	17,563	6,796	5,209	2,746	577	1,571,505	1,604,396	18,281
Consumer – indirect	81,534	23,070	8,858	8,867	—	2,916,849	3,039,178	18,133
Covered loans	—	—	—	—	—	—	—	—
Total loans	$251,665	$81,405	$43,049	$666,812	$96,484	$59,175,789	$60,315,204	$71,267
Loans held for sale	$—	$—	$—	$—	$—	$77,783	$77,783	$—

	At or Quarter Ended June 30, 2017
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$32,398	$6,532	$4,770	$448,565	$766	$24,117,488	$24,610,519	$20,047
Real estate – construction	4,829	474	2,251	1,993	110	2,279,166	2,288,823	(797)
Commercial real estate – mortgage	8,966	10,138	3,617	117,893	4,725	11,375,494	11,520,833	(1,386)
Residential real estate – mortgage	54,911	31,227	3,043	141,482	59,490	12,789,171	13,079,324	1,404
Equity lines of credit	8,560	4,933	1,630	29,347	236	2,535,194	2,579,900	795
Equity loans	4,109	1,202	320	11,015	32,110	346,093	394,849	209
Credit card	5,446	4,015	11,738	—	—	555,621	576,820	10,678
Consumer – direct	16,134	6,032	4,187	706	620	1,419,967	1,447,646	16,899
Consumer – indirect	75,605	18,189	5,681	8,964	—	2,952,843	3,061,282	14,590
Covered loans	3,438	308	22,197	348	—	294,873	321,164	—
Total loans	$214,396	$83,050	$59,434	$760,313	$98,057	$58,665,910	$59,881,160	$62,439
Loans held for sale	$—	$—	$—	$—	$—	$74,558	$74,558	$—

	At or Quarter Ended March 31, 2017
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$22,472	$11,804	$4,405	$540,407	$31,644	$24,049,936	$24,660,668	$39,411
Real estate – construction	487	25	3,640	1,028	114	2,222,111	2,227,405	(57)
Commercial real estate – mortgage	13,872	1,226	4,602	89,908	4,821	11,284,392	11,398,821	(741)
Residential real estate – mortgage	61,234	22,337	2,653	140,342	58,867	12,832,343	13,117,776	1,195
Equity lines of credit	9,144	3,619	1,478	32,675	—	2,513,579	2,560,495	1,166
Equity loans	5,105	1,592	376	12,626	33,635	367,028	420,362	848
Credit card	6,262	4,719	12,453	—	—	546,877	570,311	9,818
Consumer – direct	12,025	4,866	4,874	637	662	1,306,178	1,329,242	16,818
Consumer – indirect	68,851	16,161	7,463	7,955	—	2,978,318	3,078,748	15,899
Covered loans	6,448	3,479	23,673	410	—	307,929	341,939	(31)
Total loans	$205,900	$69,828	$65,617	$825,988	$129,743	$58,408,691	$59,705,767	$84,326
Loans held for sale	$—	$—	$—	$—	$—	$74,741	$74,741	$—

	At or Quarter Ended December 31, 2016
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$23,788	$6,581	$2,891	$596,454	$8,726	$24,483,562	$25,122,002	$14,413
Real estate – construction	918	50	2,007	1,239	2,393	2,118,709	2,125,316	(383)
Commercial real estate – mortgage	3,791	3,474	—	71,921	4,860	11,126,614	11,210,660	280
Residential real estate – mortgage	57,359	28,450	3,356	140,303	59,893	12,970,633	13,259,994	1,044
Equity lines of credit	7,922	4,583	2,950	33,453	—	2,494,870	2,543,778	641
Equity loans	5,615	1,843	467	13,635	34,746	389,403	445,709	512
Credit card	6,411	5,042	10,954	—	—	582,474	604,881	9,680
Consumer – direct	13,338	4,563	4,482	789	704	1,230,765	1,254,641	15,343
Consumer – indirect	85,198	22,833	7,197	5,926	—	3,013,794	3,134,948	19,902
Covered loans	7,311	1,351	27,238	730	—	322,704	359,334	(81)
Total loans	$211,651	$78,770	$61,542	$864,450	$111,322	$58,733,528	$60,061,263	$61,351
Loans held for sale	$—	$—	$—	$56,592	$—	$105,257	$161,849	$—

BBVA COMPASS BANCSHARES, INC. BALANCE SHEET (Unaudited) (In Thousands)

	2017				2016
	December 31	September 30	June 30	March 31	December 31
Assets:
Cash and due from banks	$1,313,022	$1,145,745	$1,073,646	$1,093,797	$1,284,261
Interest bearing funds with the Federal Reserve	2,683,769	2,400,533	2,120,285	2,669,135	1,830,078
Federal funds sold, securities purchased under agreements to resell and interest bearing deposits	86,035	188,380	182,215	197,000	137,447
Cash and cash equivalents	4,082,826	3,734,658	3,376,146	3,959,932	3,251,786
Trading account assets	220,496	572,104	2,651,083	2,892,254	3,144,600
Investment securities available for sale	12,683,787	12,268,309	12,142,844	11,846,618	11,665,055
Investment securities held to maturity	1,046,093	1,077,372	1,143,171	1,158,785	1,203,217
Loans held for sale	67,110	77,783	74,558	74,741	161,849
Loans	61,623,768	60,315,204	59,881,160	59,705,767	60,061,263
Allowance for loan losses	(842,760)	(849,119)	(816,952)	(834,106)	(838,293)
Net loans	60,781,008	59,466,085	59,064,208	58,871,661	59,222,970
Premises and equipment, net	1,214,874	1,226,747	1,253,516	1,273,226	1,300,054
Bank owned life insurance	722,596	720,693	718,938	715,883	711,939
Goodwill	4,983,296	4,983,296	4,983,296	4,983,296	4,983,296
Other assets	1,518,493	1,556,613	1,596,159	1,532,837	1,435,187
Total assets	$87,320,579	$85,683,660	$87,003,919	$87,309,233	$87,079,953
Liabilities:
Deposits:
Noninterest bearing	$21,630,694	$21,094,235	$21,000,630	$21,476,890	$20,332,792
Interest bearing	47,625,619	46,119,332	44,616,750	46,052,748	46,946,741
Total deposits	69,256,313	67,213,567	65,617,380	67,529,638	67,279,533
FHLB and other borrowings	3,959,930	3,956,041	4,789,494	2,993,222	3,001,551
Federal funds purchased and securities sold under agreements to repurchase	19,591	44,761	31,619	71,559	39,052
Other short-term borrowings	17,996	327,539	2,435,260	2,642,539	2,802,977
Accrued expenses and other liabilities	1,053,439	1,025,849	1,140,536	1,186,776	1,206,133
Total liabilities	74,307,269	72,567,757	74,014,289	74,423,734	74,329,246
Shareholder’s Equity:
Preferred Stock	229,475	229,475	229,475	229,475	229,475
Common stock — $0.01 par value	2,230	2,230	2,230	2,230	2,230
Surplus	14,818,608	14,912,412	14,916,198	14,982,125	14,985,673
Retained deficit	(1,868,659)	(1,920,184)	(2,050,051)	(2,207,060)	(2,327,440)
Accumulated other comprehensive loss	(197,405)	(137,583)	(137,131)	(150,781)	(168,252)
Total BBVA Compass Bancshares, Inc. shareholder’s equity	12,984,249	13,086,350	12,960,721	12,855,989	12,721,686
Noncontrolling interests	29,061	29,553	28,909	29,510	29,021
Total shareholder’s equity	13,013,310	13,115,903	12,989,630	12,885,499	12,750,707
Total liabilities and shareholder’s equity	$87,320,579	$85,683,660	$87,003,919	$87,309,233	$87,079,953

BBVA COMPASS BANCSHARES INCOME STATEMENTS (Unaudited) (In Thousands)

	Three Months Ended
	2017				2016
	December 31	September 30	June 30	March 31	December 31
Interest income:
Interest and fees on loans	$641,322	$623,884	$607,375	$574,712	$558,680
Interest on investment securities available for sale	60,317	53,930	55,590	54,878	60,868
Interest on investment securities held to maturity	6,555	6,994	6,821	6,639	6,664
Interest on federal funds sold, securities purchased under agreements to resell and interest bearing deposits	7,409	11,557	12,049	9,262	7,664
Interest on trading account assets	1,005	6,247	9,805	10,297	13,150
Total interest income	716,608	702,612	691,640	655,788	647,026
Interest expense:
Interest on deposits	88,016	75,083	65,914	70,304	73,846
Interest on FHLB and other borrowings	22,392	29,904	22,450	19,068	23,825
Interest on federal funds purchased and securities sold under agreements to repurchase	464	4,623	6,942	4,897	4,640
Interest on other short-term borrowings	2,191	3,641	10,506	10,086	12,963
Total interest expense	113,063	113,251	105,812	104,355	115,274
Net interest income	603,545	589,361	585,828	551,433	531,752
Provision for loan losses	58,835	103,434	45,285	80,139	37,564
Net interest income after provision for loan losses	544,710	485,927	540,543	471,294	494,188
Noninterest income:
Service charges on deposit accounts	56,070	55,953	54,919	55,168	55,901
Card and merchant processing fees	33,380	32,297	32,460	29,992	31,161
Retail investment sales	26,338	26,817	28,588	27,471	23,293
Investment banking and advisory fees	24,957	30,500	19,943	28,301	20,792
Money transfer income	24,101	24,881	27,330	25,197	28,632
Asset management fees	10,303	10,336	10,055	9,771	8,906
Corporate and correspondent investment sales	11,803	5,145	12,189	8,915	3,199
Mortgage banking income	4,720	3,450	3,316	2,870	16,086
Bank owned life insurance	4,397	4,322	4,220	4,169	4,202
Investment securities gains, net	—	3,033	—	—	—
Loss on prepayment of FHLB and other borrowings	—	—	—	—	(295)
Other	101,100	61,060	53,305	52,833	68,881
Total noninterest income	297,169	257,794	246,325	244,687	260,758
Noninterest expense:
Salaries, benefits and commissions	296,146	279,384	288,426	268,015	283,609
Professional services	76,068	64,775	64,840	57,807	63,810
Equipment	63,200	60,656	62,405	61,630	62,627
Net occupancy	41,125	42,227	41,240	42,101	40,116
Money transfer expense	15,721	15,938	17,807	16,324	17,426
Marketing	7,950	14,996	15,729	13,545	13,018
Communications	4,970	5,084	5,281	5,219	5,406
Goodwill impairment	—	—	—	—	59,901
Other	110,648	90,902	76,757	84,671	68,157
Total noninterest expense	615,828	573,962	572,485	549,312	614,070
Net income before income tax expense	226,051	169,759	214,383	166,669	140,876
Income tax expense	173,979	39,308	56,943	45,846	51,473
Net income	52,072	130,451	157,440	120,823	89,403
Less: net income attributable to noncontrolling interests	547	584	431	443	441
Net income attributable to BBVA Compass Bancshares, Inc.	$51,525	$129,867	$157,009	$120,380	$88,962